WAIVER AND TENTH AMENDMENT

THIS WAIVER AND TENTH AMENDMENT, dated as of April 20, 2010 (this "Amendment") is to the Amended and Restated Security Agreement dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement"), by and among NexCen Holding Corporation, a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent").

RECITALS

WHEREAS, the parties hereto desire to grant the limited waivers to the extent set forth herein and to amend the provisions of Section 3.10 of the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement

Section 3.10 of the Security Agreement shall be amended by (i) replacing the text "April 30, 2010" where it appears therein with the text "May 31, 2010" and (ii) replacing the text "April 30, 2025" where it appears therein with the text "May 31, 2025".

Section 3 Waiver

Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholders hereby agree, as of the date hereof, to waive (a) the occurrence of the Manager Termination Event described in Section 7.1(m)(ii) of each Management Agreement (as reported on April 9, 2010), (b) any potential Event of Default solely to the extent directly caused by

the occurrence of the Manager Termination Event set forth in clause (a) above, (c) the potential occurrence of the Event of Default described in Section 6.1(23) of the Security Agreement (as reported on April 9, 2010), (d) any potential Default or Event of Default caused by any delay in the payment by NexCen Brands, the Issuer or any Co-Issuer of fees to Mayer Brown LLP evidenced by invoice number 34076590 dated October 20, 2009, and (e) any potential Default or Event of Default solely to the extent directly caused by the failure of the Issuer, each Co-Issuer, each Manager and NexCen Brands to provide written notice of the Manager Termination Event and Events of Default set forth in clauses (a), (b), (c) and (d) above (collectively, the "Potential Defaults"). This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event, Manager Termination Event or Default (whether presently or subsequently existing), or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Potential Defaults to the extent described herein, each of which rights, powers or remedies is hereby specifically and expressly reserved.

Section 4 Representations and Warranties

The Issuer, each Co-Issuer, each Manager and NexCen Brands each represent that as of the date hereof, after giving effect to this Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (except to the extent such representations and warranties expressly relate to an earlier date) (ii) no Default, Event of Default or Manager Termination Event has occurred or will occur as a result of the transactions described in this Amendment.

Section 5 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Amendment in accordance with its terms, all references to the Security Agreement in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement as amended hereby.

Section 6 Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 7 Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 8 Severability of Provisions.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 9 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Amendment shall not effectuate a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 10 Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: [signature]
Name: Katherine M. McCabe
Title: Executive Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: [signature]
Name: Katherine M. McCabe
Title: Executive Vice President

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________________

Name: Sue J. Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ______________________________

Name: Sue J. Nam
Title: General Counsel and Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________

Name: Sue J. Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________

Name: Sue J. Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: ______________________

Name: Sue J. Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: ______________________

Name: Sue J. Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: ______________________

Name: Sue J. Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________________

Name: Sue J. Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________________

Name: Sue J. Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________________

Name: Sue J. Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________________
Name: Sue J. Nam
Title: Secretary

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________________
Name: Sue J. Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________________
Name: Sue J. Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________________
Name: Sue J. Nam
Title: Secretary